UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  August 7, 2007

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

Suite 810 - 1130 West Pender Street Vancouver, BC V6E 4A4 (Address of Principal Executive Offices) (Zip Code)

(604) 261-2229
(Registrant's Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The Registrant is filing this amendment to its Current Report on Form 8-K, previously filed with the Securities and Exchange Commission on August 7, 2007, to expand its disclosure in Item 3.02 relating to the Unregistered Sales of Equity Securities.

Item 3.02     Unregistered Sales of Equity Securities

On August 7, 2007, the Company closed the private placement of units. Under the private placement the Company issued 5 million units at a price of Cdn$0.80/unit for gross proceeds of Cdn$4.0 million.

Each unit will consist of one common share and one full purchase warrant. The two year warrants will be exercisable at a price of Cdn$1.00 if exercised within twelve months of the closing (the "First Anniversary") and at a price Cdn$1.25 if exercised after the First Anniversary but prior to expiry. The Company has paid qualified registered dealers cash commissions in the amount of Cdn$152,040 and issued warrants to acquire 265,050 common shares (at a price of Cdn$0.83 for a period of up to 9 months from closing).

The shares, warrants and underlying shares of the private placement were not registered under the U.S. Securities Act of 1933, as amended ("Securities Act"), or the laws of any state, and are subject to resale restrictions and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The shares, warrants and underlying securities were placed pursuant to exemptions from registration requirements of the Securities Act provided by Section 506 of Regulation D of the Securities Act and by Rule 903 of Regulation S of the Securities Act, such exemptions being available based on information obtained from the investors to the private placement.

In connection with this private placement, the Company granted registration rights to each of the investors and will use commercially reasonable efforts to prepare and file with SEC within 120 days a registration statement under the Securities Act, and to use commercially reasonable efforts to cause such registration statement to be declared effective.

Item 7.01.     Regulation FD

The registrant issued a press release on August 7, 2007, announcing the closing of the private placement.

Item 9.01.     Financial Statements and Exhibits

Press release dated August 7, 2007 (1)

(1)     Previously filed with the Registrants Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 7, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: August 9, 2007	By: /s/ Michael Longinotti
Michael Longinotti Chief Executive Officer